Exhibit 99.2
AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
          AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT, dated January 25, 2007 (this “Amendment”), to the Employment Agreement, dated as of August 1, 2005 (the “Agreement”), by and between COMMERCE ENERGY GROUP, INC., a Delaware corporation, on behalf of itself and any and all of its subsidiaries (together, the “Company”), and STEVEN S. BOSS (“Executive”).
RECITALS
          A. The parties have entered into the Agreement;
          B. Section 4(d) of the Agreement provides for the grant to Executive of a restricted stock award of 200,000 shares of Common Stock (the “Restricted Stock”);
          C. The Restricted Stock granted pursuant to the Agreement was granted subject to forfeiture and vesting (the Company’s right to repurchase) as set forth in Section 4(d) of the Agreement;
          D. The first 50,000 shares of Restricted Stock has vested as of August 1, 2006, the first anniversary of the Commencement Date;
          E. The remaining shares of Restricted Stock have not vested; and
          F. Pursuant to and in accordance with Section 15 of the Agreement, the parties wish to amend the Agreement as set forth in this Amendment.
AGREEMENT
          In consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:
          Section 1. Restricted Stock Award. Section 4(d) of the Agreement is hereby amended and restated in its entirety to read:
          “(d) Restricted Stock Award. On the Commencement Date, the Company shall grant to Executive a restricted stock award of 200,000 shares of Common Stock (the “Restricted Shares”). Such Restricted Shares shall be subject to forfeiture (repurchase right), and shall vest (termination of the repurchase right) as follows: (i) 50,000 of the Restricted Shares shall vest as of the first anniversary of the Commencement Date; (ii) 75,000 of the Restricted Shares shall vest if the Company achieves net income (defined in accordance with generally accepted accounting principles) for the fiscal year ending July 31, 2007 (“fiscal 2007”); and (iii) 75,000 of the Restricted Shares shall vest based on the achievement of performance targets for the fiscal year ending July 31, 2008 (“fiscal 2008”) established by the Compensation Committee for such purpose within ninety (90) days after the beginning of fiscal 2008.

To the extent that performance targets for any fiscal year include Company achievement of financial targets, the determination as to whether Restricted Shares have vested will be determined by reference to the Company’s audited financial statements for the applicable fiscal year, as set forth in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) with respect to such fiscal year. Notwithstanding anything to the contrary herein, if the applicable performance target for fiscal 2007 or fiscal 2008 is met, the date of vesting of the Restricted Shares related to such performance target shall be the date on which the Company’s annual report on Form 10-K for such fiscal year is filed with the SEC. Executive must be employed as of the first anniversary of the Commencement Date for 50,000 Restricted Shares to vest as of that date, and further must be employed as of the day on which the Company files its annual report on Form 10-K for fiscal 2007 to vest with respect to 75,000 Restricted Shares as of that date, and further must be employed as of the day on which the Company files its annual report on Form 10-K for fiscal 2008 to vest with respect to 75,000 Restricted Shares as of that date. The restricted stock grant shall be evidenced by a restricted stock agreement in the form attached hereto as Exhibit B, as may be amended from time to time. If a conflict arises between this Agreement, and the restricted stock agreement, as it may be amended from time to time, the restricted stock agreement as so amended, will govern.”
          Section 2. Amendment of Restricted Stock Agreement. Exhibit B to the Agreement is hereby amended to read as set forth on Exhibit A to this Amendment.
          Section 3. Effect of Amendment. Upon effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder,” “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended hereby, the Agreement is and shall continue to be in full force and effect and is in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Agreement. Capitalized terms, not otherwise defined herein, shall have the meanings set forth in the Agreement.
          Section 4. Incorporation by Reference. The provisions of Sections 7 (Interpretation, Governing Law and Exclusive Forum), 9 (Severability), 10 (Successors and Assigns), 11 (Notices), 13 (Dispute Resolution), 14 (Representations), 15 (Amendments and Waivers), 16 (Golden Parachute Payments), 18 (Withholding Taxes) and 19 (Counterparts) of the Agreement shall be incorporated into this Amendment, mutatis mutandis, as if references to “this Agreement” in the Agreement were references to “this Amendment” in this Amendment.
          Section 5. Entire Agreement. Except for Executive’s Stock Option Agreement, Restricted Stock Agreement and Indemnification Agreement (the form of each agreement as set forth as an exhibit to the Agreement) and Executive’s Amendment No. 1 to Restricted Stock Agreement by and between Executive and the Company dated January 25, 2007 (the form of agreement as set forth as an exhibit to this Amendment) all oral or written agreements or representations, express or implied, with respect to the subject matter of the Agreement, as amended hereby, are set forth in the Agreement, as amended hereby.

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first above written.

“Company”

COMMERCE ENERGY GROUP, INC.

By:	/S/ LAWRENCE CLAYTON, JR.

Name:	Lawrence Clayton, Jr.
Title:	Chief Financial Officer

“Executive”

/S/ STEVEN S. BOSS

STEVEN S. BOSS

Exhibit A
AMENDMENT NO. 1 TO RESTRICTED STOCK AGREEMENT
          AMENDMENT NO. 1 TO RESTRICTED STOCK AGREEMENT, dated January 25, 2007 (this “Amendment”), to the Restricted Stock Agreement, dated as of August 1, 2005 (the “Agreement”), by and between COMMERCE ENERGY GROUP, INC., a Delaware corporation, on behalf of itself and any and all of its subsidiaries (together, the “Company”), and STEVEN S. BOSS (“Recipient”).
RECITALS
          A. The parties have entered into an Employment Agreement dated August 1, 2005 (the “Employment Agreement”);
          B. Section 4(d) of the Employment Agreement provides for the grant to Recipient of a restricted stock award of 200,000 shares of Common Stock of the Company (the “Restricted Shares”);
          C. The parties have entered into the Agreement;
          D. Section 1 of the Agreement provides for the grant to Recipient of the Restricted Shares;
          E. Section 2 of the Agreement provides for escrow and repurchase rights relating the Restricted Shares, with Section 2(c) specifically providing for termination of the Company’s repurchase right related to the Restricted Shares;
          F. The parties have entered into Amendment No. 1 to the Employment Agreement dated January 25, 2007 by and between the Company and Recipient (“Amendment No. 1 to the Employment Agreement”) amending the vesting schedule of the Restricted Shares; and
          G. Pursuant to and in accordance with Section 8 of the Agreement, the parties wish to amend the Agreement as set forth in this Amendment to be consistent with Amendment No. 1 to the Employment Agreement.
AGREEMENT
          In consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:
          Section 1. Termination of the Repurchase Right. Section 2(c) of the Agreement is hereby amended and restated in its entirety to read:

          “(c) Termination of the Repurchase Right. The Repurchase Right shall terminate and cease to be exercisable with respect to 75,000 of the Restricted Shares if the Company achieves net income (defined in accordance with generally accepted accounting principles) for the fiscal year ending July 31, 2007 (“fiscal 2007”) and such fact is confirmed in the Company’s annual report on Form 10-K for fiscal 2007 filed with the U.S. Securities and Exchange Commission (the “SEC”) and the Repurchase Right shall terminate and cease to be exercisable with respect to 75,000 of the Restricted Shares if the Company equals or exceeds the performance targets established by the Committee for the purposes of this Agreement for the fiscal year ending July 31, 2008. Further, the Repurchase Right shall terminate and cease to be exercisable with respect to 50,000 Restricted Shares on the first anniversary of the Commencement Date. Notwithstanding anything to the contrary herein, the Repurchase Right for the 75,000 shares of Restricted Stock for fiscal 2007 and fiscal 2008, respectively, shall terminate and cease to be exercisable upon the Company filing its applicable annual report on Form 10-K with the SEC confirming that the Company has met the applicable performance target. Upon the Recipient’s termination of employment as a result of termination by the Company without Cause or Resignation by the Recipient with Good Reason (as each such term is defined in the Recipient’s employment agreement with the Company), the Repurchase Right shall terminate and cease to be exercisable with respect to the number of shares that would have vested during the twelve (12) month period after such termination if the Recipient remained employed with the Company.”
          Section 2. Effect of Amendment. Upon effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended hereby, the Agreement is and shall continue to be in full force and effect and is in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Agreement. Capitalized terms, not otherwise defined herein, shall have the meanings set forth in the Agreement.
          Section 3. Incorporation by Reference. The provisions of 9 (Assignment; Successors) and 11 (Choice of Law) of the Agreement shall be incorporated into this Amendment, mutatis mutandis, as if references to “this Agreement” in the Agreement were references to “this Amendment” in this Amendment.
          Section 4. Entire Agreement. This Amendment, together with the Agreement, Recipient’s Stock Option Agreement dated August 1, 2005, Recipient’s Indemnification Agreement dated August 1, 2005, the Employment Agreement, Amendment No. 1 to the Employment Agreement and the Plan, constitutes the entire agreement of the parties and supercedes any and all agreements, either oral or in writing, between the parties with respect to the subject matter hereof, as amended hereby. If there is any conflict in terms between the Agreement, as amended hereby, and the Employment Agreement, as amended by Amendment No. 1 to the Employment Agreement, the terms of the Agreement, as amended hereby, shall prevail. The terms of the Agreement, as amended hereby, shall be subject to the terms of the

Plan, a copy of which may be obtained by Recipient from the office of the Secretary of the Company; and the Agreement, as amended hereby, is subject to all interpretations, amendments, rules and regulations promulgated by the Board from time to time pursuant to the Plan.
[The remainder of the page is intentionally left blank; signatures appear on the following page).]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first above written.

“Company”

COMMERCE ENERGY GROUP, INC.

By:

Name:	Lawrence Clayton, Jr.
Title:	Chief Financial Officer

“Recipient”

STEVEN S. BOSS